AMENDMENT TO SECURITIES PURCHASE AGREEMENT

      THIS AMENDMENT, dated as of October 3, 2005 (this "Amendment") is entered into by and among the undersigned parties to amend the Securities Purchase Agreement (the "Securities Purchase Agreement"), dated as of September 23, 2005 by and among Composite Technology Corporation and the Buyers party thereto. Capitalized terms used in this Amendment without definition shall have the respective meanings given to them in the Securities Purchase Agreement.

      WHEREAS, the closing of the transactions contemplated in the Securities Purchase Agreement is conditioned upon the Bankruptcy Court having entered an order approving the Securities Purchase Agreement and the transactions contemplated thereby in accordance with Sections 6(iv) and 7(xii) of the Securities Purchase Agreement;

      WHEREAS, the Bankruptcy Court commenced a hearing on September 28, 2005 to consider entry of an order granting approval of the Securities Purchase Agreement and the transactions contemplated thereby and such hearing was continued until October 11, 2005;

      WHEREAS, Section 8 of the Securities Purchase Agreement provides that in the event the Closing has not occurred on or before September 30, 2005 (the "Closing Deadline"), the parties have the option to terminate the Securities Purchase Agreement;

      WHEREAS, Section 3(b) of the Form of Note attached to the Securities Purchase Agreement as Exhibit A thereto (the "Form of Note") to be issued pursuant to Section 1(a) of the Securities Purchase Agreement defines "Conversion Price" as $1.60 (the "Conversion Price");

      WHEREAS, each of the undersigned wishes to amend the definition of Conversion Price as contained in the Form of Note to an amount to be mutually agreed upon on or before October 7, 2005, as well as other amendments to the Form of Note;

      WHEREAS, each of the undersigned wishes to amend the Securities Purchase Agreement to extend the Closing Deadline subject to an agreement on the Conversion Price by all parties set forth herein; and

      WHEREAS, the Bankruptcy Court indicated in the hearing on September 28, 2005 that certain other provisions in the Securities Purchase Agreement must be amended in order for the Bankruptcy Court to grant an order approving the Securities Purchase Agreement and the transactions contemplated thereby and each of the undersigned wishes to make such amendments.

      NOW THEREFORE in consideration of valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned hereby agrees as follows:

      1. Extension of Closing Deadline. The Closing Deadline shall be extended until 5pm Pacific Daylight Time on October 13, 2005; provided, however, that in the event the parties cannot agree on a revised definition of Conversion Price, as contained in the Form of Note, on or before 4pm Pacific Daylight Time on October 7, 2005, the Securities Purchase Agreement shall immediately terminate without further action by any party. In no event shall the Closing occur until each of the undersigned agrees upon a revised definition of Conversion Price, as contained in the Form of Note.

      2. Use of Proceeds. Section 4(d) of the Securities Purchase Agreement shall be amended and restated in its entirety and replaced in its entirety with the following:

      "The Company shall use the proceeds from the sale of the Securities for working capital purposes, including payment of allowed administrative, priority and general unsecured claims."

      3. Amended and Restated Form of Note. The Form of Note shall be amended and restated in its entirety and replaced by Exhibit I attached hereto.

      4. Scope of Amendment. All other terms and provisions of the Securities Purchase Agreement not expressly modified by this Amendment shall remain in full force and effect and are hereby expressly ratified and confirmed; provided, that representations and warranties contained in the Securities Purchase Agreement ..that relate to the "date hereof" shall continue to relate to September 23, 2005.

      5. Section Headings; Construction. The headings of sections in this Amendment are provided for convenience only and will not affect its construction or interpretation. All words used in this Amendment will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

      6. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

      7. Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Amendment and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AMENDMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                            [Signature pages follow]

      IN WITNESS WHEREOF, the parties have caused this Amendment to Securities Purchase Agreement to be duly executed as of the date first written above.


                                        COMPOSITE TECHNOLOGY CORPORATION


                                        By: /s/ Benton H Wilcoxon
                                           -------------------------------------
                                                Benton H Wilcoxon
                                                Chief Executive Officer


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title: